VGOF-P26 05/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED MAY 6, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED JANUARY 31, 2024 OF

CLEARBRIDGE ALL CAP VALUE FUND AND CLEARBRIDGE SMALL CAP VALUE FUND

At a meeting held on May 2-3, 2024, the Board of Trustees of each fund (the “Board”) approved the reorganization of ClearBridge All Cap Value Fund and ClearBridge Small Cap Value Fund (the “Target Funds”), each a series of Legg Mason Partners Investment Trust, with and into ClearBridge Value Fund and ClearBridge Small Cap Fund, respectively (the “Acquiring Funds”), each a series of Legg Mason Global Asset Management Trust (the “Reorganizations”). Each Fund is managed by Franklin Templeton Fund Adviser, LLC and is subadvised by ClearBridge Investments, LLC. The combined Fund resulting from a Reorganization also will be managed by Franklin Templeton Fund Adviser and subadvised by ClearBridge Investments.

The completion of each Reorganization is subject to a number of conditions, but the Reorganizations do not require the approval of shareholders. The Reorganization of ClearBridge All Cap Value Fund into ClearBridge Value Fund is expected to be completed on or about August 23, 2024, and the Reorganization of ClearBridge Small Cap Value Fund into ClearBridge Small Cap Fund is expected to be completed on or about September 6, 2024, but either Reorganization may occur on such later date as the parties may agree. Effective at the close of market on or about June 24, 2024, the Target Funds will be closed to all new investors except as noted below. Investors who have an open and funded account on June 24 will be able to continue to invest in the applicable Target Fund through exchanges and additional purchases after such date. The following categories of investors will continue to be able to open new accounts in the Target Funds after the close of market on June 24: (1) clients of discretionary investment allocation programs where such programs had investments in the Target Fund prior to the close of market on June 24; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Target Fund was available to participants prior to the close of market on June 24. Effective after the close of market on or about August 21, 2024, ClearBridge All Cap Value Fund will not accept any additional purchases or exchanges. Effective after the close of market on or about September 4, 2024, ClearBridge Small Cap Value Fund will not accept any additional purchases or exchanges. Each Target Fund reserves the right to change this policy at any time.

Each Reorganization of a Target Fund will consist of (i) a transfer by the Target Fund of all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund, and (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities. The Target Fund will then distribute Acquiring Fund shares to its shareholders, so that immediately after the Reorganization each shareholder will receive, without paying any sales charges, a number of full and fractional shares in the Acquiring Fund having the same value as the shares such shareholder held in the Target Fund immediately before the Reorganization. Shareholders of each class of shares of the Target Fund will receive shares of the same class of the corresponding Acquiring Fund in the Reorganization.

Each Reorganization is expected to qualify as a “reorganization” for U.S. federal income tax purposes, and a Target Fund’s shareholders will not, and a Target Fund generally will not, recognize taxable gain or loss as a direct result of the Reorganization.

A combined Prospectus/Information Statement detailing the reasons for, and other matters relating to, each Reorganization will be provided to shareholders of record of each Target Fund as of the close of business on May 31, 2024, in advance of the closing of the Reorganizations. Please read the Prospectus/Information Statement carefully because it will contain important information about the Reorganizations, the Agreement and Plan of Reorganization, and the Acquiring Funds.

Please retain this supplement for future reference.

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